VAN KAMPEN RESERVE FUND

Van Kampen Reserve Fund's investment objective is to seek protection of capital and high current income. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing in a portfolio of U.S.
dollar-denominated money-market securities.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                   THIS PROSPECTUS IS DATED SEPTEMBER 30, 2004

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

TABLE OF CONTENTS


Risk/Return Summary                                                  3

Fees and Expenses of the Fund                                        4

Investment Objective, Strategies and Risks                           5

Investment Advisory Services                                         7

Purchase of Shares                                                   8

Redemption of Shares                                                13

Distributions from the Fund                                         15

Shareholder Services                                                16

Federal Income Taxation                                             18

Financial Highlights                                                20



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek protection of capital and high current income.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing in a diversified portfolio of U.S. dollar-denominated money-market securities, including U.S. government securities, domestic and foreign bank obligations, commercial paper and repurchase agreements secured by such obligations. The Fund seeks to maintain a constant net asset value of $1.00 per share by investing in money-market securities with remaining maturities of 13 months or less and with a dollar-weighted average maturity of 90 days or less. The Fund's investments are limited to those securities that meet maturity, quality and diversification standards with which money market funds must comply. In selecting securities for investment, the Fund's investment adviser seeks to invest in those securities that it believes entail reasonable risk considered in relation to the Fund's investment policies and may sell such securities in order to increase the yield or to adjust the average maturity or credit quality of the Fund's investment portfolio.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks. An investment in the Fund is not a deposit of any bank or other insured depository institution, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

INCOME RISK. The income you receive from the Fund is based primarily on short-term interest rates, which can vary widely over time. If short-term interest rates drop, your income from the Fund may drop as well.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. While credit risk should be low for the Fund because it invests in high-quality money-market instruments, an investment in the Fund is not risk free. The Fund is still subject to the risk that the issuers of such securities may experience financial difficulties and, as a result, fail to pay on their obligations.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline and adversely affect the Fund's net asset value. The prices of debt securities tend to fall as interest rates rise, but market risk should be low for the Fund because it invests in high-quality, short-term securities.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek protection of capital and high current income through investments in money-market instruments

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.

[CHART]

ANNUAL RETURN

1994    3.38%
1995    5.00%
1996    4.46%
1997    4.68%
1998    4.85%
1999    4.48%
2000    5.60%
2001    3.41%
2002    1.00%
2003    0.52%

The Fund's return for the six-month period ended June 30, 2004 for Class A Shares was 0.08%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 1.45% (for the quarter ended December 31, 2000) and the lowest quarterly return for Class A Shares was 0.03% (for the quarter ended December 31, 2003).

                             COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows the Fund's average annual total returns for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). The Fund's performance figures for Class B Shares and Class C Shares include the maximum contingent deferred sales charges paid by investors. Remember that past performance of the Fund is not indicative of its future performance.

AVERAGE ANNUAL
TOTAL RETURNS                                         PAST 10
FOR THE                                               YEARS OR
PERIODS ENDED                 PAST        PAST         SINCE
DECEMBER 31, 2003            1 YEAR      5 YEARS     INCEPTION
-----------------------------------------------------------------
Van Kampen
Reserve Fund --
Class A Shares                 0.52%        2.98%     3.73%

Van Kampen
Reserve Fund --
Class B Shares                -3.94%        2.02%     3.18%(1)(2)

Van Kampen
Reserve Fund --
Class C Shares                -0.77%        2.32%     3.00%(1)

RETURN INFORMATION IS PROVIDED SINCE: (1) 4/18/95.
(2) THE "SINCE INCEPTION" PERFORMANCE FOR CLASS B SHARES REFLECTS THE CONVERSION OF SUCH SHARES INTO CLASS A SHARES SIX YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED. CLASS B SHARES PURCHASED ON OR AFTER JUNE 1, 1996 WILL CONVERT TO CLASS A SHARES EIGHT YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED. SEE "PURCHASE OF SHARES."

Investors can obtain the current 7-day yield for each class of shares of the Fund by calling (800) 847-2424 or by visiting our web site at www.vankampen.com.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                      CLASS A    CLASS B         CLASS C
                                      SHARES     SHARES          SHARES
------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your
investment)

Maximum sales charge
(load) imposed on
purchases (as a percentage
of offering price)                       None       None            None

Maximum deferred sales charge
(load) (as a  percentage of the
lesser of original purchase
price or redemption proceeds)            None       4.00%(1)(2)     1.00%(1)(3)

Maximum sales charge
(load) imposed on reinvested
dividends                                None       None            None

Redemption fee                           None       None            None

Exchange fee                             None       None            None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from
Fund assets and are based on
expenses incurred during the
Fund's fiscal year ended May 31,
2004)

Management fees(4)                       0.40%      0.40%           0.40%

Distribution and/or service
(12b-1) fees(4)(5)                       0.15%      0.90%(6)        0.90%(6)

Other expenses(4)                        0.39%      0.38%           0.39%

Total annual fund
operating expenses(4)                    0.94%      1.68%           1.69%

(1) CLASS B SHARES AND CLASS C SHARES OF THE FUND GENERALLY ARE MADE AVAILABLE TO SHAREHOLDERS FOR TEMPORARY INVESTMENT PURPOSES IN CONNECTION WITH EXCHANGES TO OR FROM OTHER VAN KAMPEN FUNDS. UNLESS INVESTORS INTEND TO EXCHANGE THEIR FUND SHARES TO OR FROM CLASS B SHARES OR CLASS C SHARES OF OTHER VAN KAMPEN FUNDS, THEY SHOULD PURCHASE THE FUND'S CLASS A SHARES BECAUSE CLASS A SHARES ARE NOT SUBJECT TO ANY SALES CHARGES AND ARE SUBJECT TO LESS ONGOING DISTRIBUTION/SERVICE FEES AND/OR RELATED EXPENSES. EVEN INVESTORS WHO DO INTEND TO EXCHANGE THEIR FUND SHARES FOR CLASS B SHARES
     OR CLASS C SHARES OF OTHER VAN KAMPEN FUNDS MAY PREFER TO PURCHASE CLASS A SHARES OF THE FUND AND THEN REDEEM THOSE SHARES AND USE THE PROCEEDS TO PURCHASE CLASS B SHARES OR CLASS C SHARES OF OTHER VAN KAMPEN FUNDS. SEE "PURCHASE OF SHARES."

(2) THE MAXIMUM DEFERRED SALES CHARGE IS 4.00% IN THE FIRST AND SECOND YEAR AFTER PURCHASE AND DECLINES THEREAFTER AS FOLLOWS:
                        YEAR 1-4.00%
                        YEAR 2-4.00%
                        YEAR 3-3.00%
                        YEAR 4-2.50%
                        YEAR 5-1.50%
                        AFTER-NONE
     SEE "PURCHASE OF SHARES -- CLASS B SHARES."
(3) THE MAXIMUM DEFERRED SALES CHARGE IS 1.00% IN THE FIRST YEAR AFTER PURCHASE AND 0.00% THEREAFTER. SEE "PURCHASE OF SHARES -- CLASS C SHARES."
(4) THE FUND'S INVESTMENT ADVISER IS CURRENTLY WAIVING OR REIMBURSING A PORTION OF THE FUND'S MANAGEMENT FEES OR OTHER EXPENSES, OR THE FUND'S DISTRIBUTOR MADE CERTAIN NON-RECURRING PAYMENTS TO THE FUND, SUCH THAT THE ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES PAID FOR THE FUND'S FISCAL YEAR ENDED MAY 31, 2004 WERE 0.84%, 1.04% AND 0.89% FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES, RESPECTIVELY. THE FEE WAIVERS OR EXPENSE REIMBURSEMENTS CAN BE TERMINATED AT ANY TIME.
(5) CLASS A SHARES ARE SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 0.15% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. CLASS B SHARES AND CLASS C SHARES ARE EACH SUBJECT TO A COMBINED ANNUAL DISTRIBUTION AND SERVICE FEE OF UP TO 0.90% OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO SUCH CLASS OF SHARES. SEE "PURCHASE OF SHARES."
(6) WHILE CLASS B SHARES AND CLASS C SHARES DO NOT HAVE ANY FRONT-END SALES CHARGES, THEIR HIGHER ONGOING ANNUAL EXPENSES (DUE TO HIGHER 12b-1 AND SERVICE FEES) MEAN THAT OVER TIME YOU COULD END UP PAYING MORE FOR THESE SHARES THAN IF YOU WERE TO BUY CLASS A SHARES. SEE NOTE (1) ABOVE.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  ONE          THREE       FIVE        TEN
                                  YEAR         YEARS       YEARS       YEARS
-------------------------------------------------------------------------------
Class A Shares                    $   96       $  299      $    519    $  1,153

Class B Shares                    $  571       $  829      $  1,062    $  1,789*

Class C Shares                    $  272       $  532      $    917    $  1,996

You would pay the following expenses if you did not redeem your shares:

                                  ONE          THREE       FIVE        TEN
                                  YEAR         YEARS       YEARS       YEARS
-------------------------------------------------------------------------------
Class A Shares                    $   96       $  299      $    519    $  1,153

Class B Shares                    $  171       $  529      $    912    $  1,789*

Class C Shares                    $  172       $  532      $    917    $  1,996

* BASED ON CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek protection of capital and high current income. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund seeks to maintain a constant net asset value of $1.00 per share. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund's net asset value will not vary or that the Fund will achieve its investment objective.

                         INVESTMENT STRATEGIES AND RISKS

The Fund's investment adviser seeks to achieve the investment objective by investing in a diversified portfolio of U.S. dollar-denominated money-market securities, including U.S. government securities, domestic and foreign bank obligations, commercial paper and repurchase agreements secured by such obligations. The Fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality money-market securities with remaining maturities of 13 months or less and with a dollar-weighted average maturity of 90 days or less. To be considered high quality, a security generally must be rated in one of the two highest short-term ratings categories by ratings services such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's").

The Fund's investment adviser seeks to invest in those securities that meet the maturity, quality and diversification standards established by the Fund's Board of Trustees and special rules for money market funds under the 1940 Act. These include requirements for maintaining high credit quality in the Fund's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of portfolio securities and diversifying investments among issuers to reduce the effects of a default by any one issuer on the value of the Fund's shares. In addition, the Fund's Board of Trustees has adopted procedures to evaluate potential investments and the Fund's investment adviser has the responsibility to implement those procedures in making investments for the Fund's portfolio. In selecting securities for investment, the Fund's investment adviser focuses on identifying what it believes are the best relative values among potential investments based upon an analysis of the yield, price, interest rate sensitivity and credit quality of such securities. The Fund's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Fund's portfolio. On an ongoing basis, the Fund's investment adviser analyzes the economic and financial outlook of the money markets to anticipate and respond to changing developments that may affect the Fund's existing and prospective investments. While the Fund intends to hold investments until maturity, it may sell portfolio securities prior to maturity to increase the yield or to adjust the average maturity or credit quality of the Fund's investment portfolio.

The Fund's dividend and yield are expected to change daily based upon changes in interest rates and other market conditions. Although the Fund is managed to maintain a stable $1.00 share price, there is no guarantee that the Fund will be able to do so.

The following is a brief description of the types of money-market instruments in which the Fund may invest, all of which will be U.S. dollar-denominated obligations:

U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government, which include U.S. Treasury bills (maturing within one year of issuance) and U.S. Treasury notes and bonds (which have longer maturities), (b) the right of the issuer to borrow from the U.S. Treasury, (c) the discretionary authority of the U.S. government agencies or instrumentalities or (d) the credit of the instrumentality issuing the securities. If the securities are not backed by the full faith and credit of the U.S. government, the owners of such securities must look to the agency or instrumentality issuing the obligation for repayment and will not be able to assert a claim against the U.S. government in the event of nonpayment. Governmental agencies or instrumentalities in which the Fund may invest include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.

BANK OBLIGATIONS. The Fund may invest in high-quality obligations issued by domestic and foreign banks or their subsidiaries or overseas branches. Bank obligations include time deposits, certificates of deposit and bankers' acceptances, as well as securities secured by such obligations. Certificates of deposit are instruments representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are interest-bearing deposits maintained in a bank for a specified period of time (not longer than seven days) at a specific rate of interest. Time deposits held by the Fund generally will not benefit from insurance provided by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

The Fund only invests in "high-quality" bank obligations, which are securities rated in one of the two highest short-term ratings categories by any two nationally recognized statistical rating organizations ("NRSROs"), such as S&P (e.g., A-1 or A-2) or Moody's (e.g., P-1 or P-2) (or any one NRSRO if the instrument was rated by only one such organization). Credit quality at the time of purchase determines which securities may be acquired. Subsequent downgrades in ratings may require reassessment of the credit risks presented by such securities and may even require their sale. NRSROs assign ratings based upon their opinions as to the quality of the debt securities they undertake to rate, but they do not base their assessment on the market value risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. The Fund's current policy is to limit investments in bank obligations to those rated A-1 or P-1.

The purchase of obligations of foreign banks may subject the Fund to additional investment risks that are different in some respects from those incurred in investing in obligations of domestic banks. Foreign banks and foreign branches or subsidiaries of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, audit and financial record keeping requirements. In addition, less information may be publicly available about a foreign bank or about a foreign branch of a domestic bank. Because evidences of ownership of obligations of foreign branches or subsidiaries of foreign banks usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign obligations or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Income earned or received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund may invest in a commercial paper obligation that (a) is rated in one of the two highest short-term ratings categories by any two NRSROs (e.g., A-1 or A-2 by S&P and P-1 or P-2 by Moody's) (or any one NRSRO if the instrument was rated by only one such organization) or (b) is unrated, if such security is of comparable quality as determined in accordance with procedures established by the Fund's Board of Trustees or if such security was a long-term security at the time of issuance but has a remaining life of 397 days or less and has received a long-term rating in one of the three highest long-term ratings categories by any two NRSROs (e.g., A or higher by S&P and Moody's) (or any one NRSRO if the instrument was rated by only one such organization). Credit quality at the time of purchase determines which securities may be acquired. The Fund's current policy is to limit investments in commercial paper to obligations rated A-1 or P-1.

REPURCHASE AGREEMENTS. A repurchase agreement is a short-term investment in which the purchaser (e.g., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and at a set price, thereby determining the yield during the holding period. The Fund may enter into repurchase agreements with U.S. banks, their subsidiaries or overseas branches, and with primary dealers of U.S. government securities that report to the Federal Reserve Bank of New York.

The Fund only enters into repurchase agreements that are (a) rated at the time of investment in one of the two highest ratings categories by at least two NRSROs (e.g. A-1 or A-2 by S&P and P-1 or P-2 by Moody's) (or one NRSRO if the instrument was rated by only one such organization) and (b) collateralized by the underlying securities of the same type and quality in which the Fund otherwise may invest. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed 10% of the Fund's net assets. Repurchase agreements are subject to the risk of default by the other party.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

INVESTMENT ADVISORY SERVICES

THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than

$88 billion under management or supervision as of June 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                       % PER ANNUM
----------------------------------------------------------
First $150 million                                0.50%

Next $100 million                                 0.45%

Next $100 million                                 0.40%

Over $350 million or thereafter                   0.35%

Applying this fee schedule, the effective advisory fee rate was 0.40% (before voluntary fee waivers; and 0.30% after voluntary fee waivers) of the Fund's average daily net assets for the Fund's fiscal year ended May 31, 2004. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

PURCHASE OF SHARES

                                     GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares are sold without a sales charge, while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

                               PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share. The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. The securities held by the Fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing a security at its cost and thereafter, applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if it sold the security.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                                HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by following the wire transfer instructions described below or by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling Class B Shares and Class C Shares and may receive differing compensation for selling Class B Shares or Class C Shares. Sales personnel of authorized dealers are not entitled to receive compensation for selling Class A Shares.

The offering price for shares is based upon the next calculation of net asset value per share after an order becomes effective, which is upon receipt by Investor Services of federal funds. Payment by check generally will be converted into federal funds on the second business day following receipt of payment for the order by Investor Services.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947, or by telephone at (800) 847-2424.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

INITIAL INVESTMENT BY BANK WIRE. To open an account by wire an investor should telephone Client Relations at (800) 847-2424 and provide the account registration, the address, tax identification number, the amount being wired and the name of the wiring bank. Investor Services furnishes the investor with an account number and an account application for completion. The investor's bank should wire the specified amount along with the account number and account registration to the Fund's custodian: State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110-1713, ABA-011000028, attention Van Kampen Investor Services Inc./Van Kampen Fund Account No. 9900-446-7. To receive same day credit to an account, State Street Bank must then receive such funds by 4:00 p.m. Boston time.

INITIAL INVESTMENT BY MAIL. To open an account by mail an investor should send a check payable to the Fund along with a completed account application form to Investor Services.

SUBSEQUENT INVESTMENTS BY BANK WIRE. The investor's bank should wire the specified amount along with the account number and registration to State Street Bank. To receive same day credit to an account, State Street Bank must then receive such funds by 4:00 p.m. Boston time.

SUBSEQUENT INVESTMENTS BY MAIL. Subsequent investments may be sent by mail to Investor Services, indicating the account registration and account number.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value without a sales charge. No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.15% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                              SALES CHARGE SCHEDULE

                                        CONTINGENT DEFERRED
                                           SALES CHARGE
                                         AS A PERCENTAGE OF
                                           DOLLAR AMOUNT
YEAR SINCE PURCHASE                      SUBJECT TO CHARGE
-----------------------------------------------------------
First                                            4.00%

Second                                           4.00%

Third                                            3.00%

Fourth                                           2.50%

Fifth                                            1.50%

Sixth and After                                  None


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.15% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


Eligible purchasers of Class B Shares may also be entitled to reduced or no sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate their historical cost of the shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.15% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


Eligible purchasers of Class C Shares may also be entitled to reduced or no sales charges through certain purchase programs offered by the Fund. For more information see "Other Purchase Programs" herein.


                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                            FACTORS FOR CONSIDERATION

Class B Shares and Class C Shares of the Fund generally are made available to shareholders for temporary investment purposes in connection with exchanges to or from other Van Kampen funds participating in the exchange program. Investors purchasing shares of the Fund without regard to the availability of exchanges should purchase Class A Shares because Class A Shares are not subject to any sales charges and are subject to less ongoing distribution/service fees and related expenses. Therefore, Class A Shares will have a higher yield than Class B Shares and Class C Shares. Even investors who do intend to exchange their shares for Class B Shares or Class C Shares of other Van Kampen funds should consider purchasing Class A Shares and then redeeming those shares when they wish to invest in Class B Shares or Class C Shares of other Van Kampen funds. Since Class A Shares are subject to lower distribution/service fees and related expenses, purchasing Class A Shares and then redeeming them to purchase Class B Shares or Class C Shares of other Van Kampen funds is likely to result in a higher return to the investor than purchasing Class B Shares or Class C Shares and then exchanging them for Class B Shares or Class C Shares of other Van Kampen funds. The contingent deferred sales charges applicable to Class B Shares and Class C Shares are not imposed on exchanges among Van Kampen funds participating in the exchange program for the same class of shares. Instead, Class B Shares or Class C Shares acquired in an exchange remain subject to the contingent deferred sales charges schedule of the initial fund from which the Class B Shares or Class C Shares were purchased. Similarly, the holding period for calculating any contingent deferred sales charge is based upon the date of purchase of such shares from the initial fund.

                              WAIVER OF CONTINGENT
                              DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for with-drawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                             OTHER PURCHASE PROGRAMS

EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services -- Exchange privilege."

REINSTATEMENT PRIVILEGE. A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares will be reinstated to the same fund account from which such shares were redeemed. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale. Shareholders must notify the distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Fund.

DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and SAI containing the relevant information.


REDEMPTION OF SHARES

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time.

As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

EXPEDITED TELEPHONE REDEMPTION REQUESTS. Shareholders of the Fund who have completed the appropriate section of the application may request expedited redemption payment of shares having a value of $1,000 or more by calling (800) 421-5684. Redemption proceeds in the form of federal funds will be wired to the bank designated in the application. Expedited telephone redemption requests received prior to 10:00 a.m. Kansas City time are processed and the proceeds are wired on the date of receipt. Redemption requests received by Investor Services after such hour are subsequently processed and the proceeds are wired on the next banking day following receipt of such request. Investor Services reserves the right to deduct the wiring costs from the proceeds of the redemption. A shareholder may change the bank account previously designated at any time by written notice to Investor Services with the signature(s) of the shareholder(s) guaranteed. The Fund reserves the right at any time to terminate, limit or otherwise modify this expedited redemption privilege.

DISTRIBUTIONS FROM THE FUND

Shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of this net investment income as dividends to shareholders. All dividends are automatically applied to purchase additional full and fractional shares of the Fund at the next determined net asset value. Shareholders may elect to receive a monthly payment of dividends in cash by written instruction to Investor Services.

Dividends are paid to shareholders of record immediately prior to the determination of net asset value for that day. Since shares are issued and redeemed at the time net asset value is determined, dividends commence on the day following the date shares are issued and are paid for. A redeeming shareholder receives all dividends accrued through the date of redemption.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund (defined below) at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Checkwriting Form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.

When a check is presented to the custodian bank, State Street Bank, for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Share account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by State Street Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund (defined below) based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Class A shares of the Fund which have not previously been charged a sales charge (except for Class A Shares issued under the reinvestment option) or that have been charged a lower sales charge than the sales charge applicable to the shares of the Participating Fund being acquired will have any applicable sales charges differential imposed upon an exchange into a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

FEDERAL INCOME TAXATION

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in money market securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rate applicable to "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rate applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced U.S. federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act.

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Dividends paid by the Fund generally will be subject to such U.S. withholding tax, whereas interest income with respect to a direct investment in the underlying assets of the Fund by a foreign shareholder generally may not be subject to U.S. withholding tax. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund has elected and qualified, and intends to continue to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. The report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.

                                                                                   CLASS A SHARES
                                                                                 YEAR ENDED MAY 31,
                                                           2004            2003          2002          2001           2000
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period                  $  1.00         $  1.00       $  1.00       $  1.00        $  1.00
                                                          -------         -------       -------       -------        -------
Net Investment Income                                         -0-(e)          .01           .02           .05            .05
Less Distributions from Net
  Investment Income                                           -0-(e)          .01           .02           .05            .05
                                                          -------         -------       -------       -------        -------
Net Asset Value, End of the Period                        $  1.00         $  1.00       $  1.00       $  1.00        $  1.00
                                                          =======         =======       =======       =======        =======
Total Return                                                 0.24%(b)        0.89%(b)      1.93%(b)      5.35%(b)*      4.92%(b)
Net Assets at End of the Period
  (In millions)                                           $ 452.1         $ 501.4       $ 458.0       $ 451.7        $ 573.3
Ratio of Expenses to Average Net
  Assets**(a)                                                 .84%            .69%          .91%          .95%           .82%
Ratio of Net Investment Income to
  Average Net Assets**                                        .25%            .89%         1.94%         5.22%          4.71%

** If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (a)                   .94%            .85%          N/A           N/A            N/A
Ratio of Net Investment Income to
  Average Net Assets                                          .15%            .73%          N/A           N/A            N/A

                                                                                     CLASS B SHARES
                                                                                   YEAR ENDED MAY 31,
                                                           2004            2003          2002          2001           2000
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period                  $  1.00         $  1.00       $  1.00       $  1.00        $  1.00
                                                          -------         -------       -------       -------        -------
Net Investment Income                                         -0-(e)          -0-(e)        .01           .05            .04
Less Distributions from Net
  Investment Income                                           -0-(e)          -0-(e)        .01           .05            .04
                                                          -------         -------       -------       -------        -------
Net Asset Value, End of the Period                        $  1.00         $  1.00       $  1.00       $  1.00        $  1.00
                                                          =======         =======       =======       =======        =======
Total Return                                                 0.06%(c)        0.13%(c)      1.16(c)       4.66%(c)*      4.14%(c)
Net Assets at End of the Period
  (In millions)                                           $ 214.0         $ 349.8       $ 299.1       $ 338.7        $ 238.8
Ratio of Expenses to Average Net
  Assets**(a)                                                1.04%           1.45%         1.67%         1.58%          1.57%
Ratio of Net Investment Income to
  Average Net Assets**                                        .06%            .13%         1.17%         4.43%          3.96%

** If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (a)                  1.68%           1.61%          N/A           N/A            N/A
Ratio of Net Investment Income to
  Average Net Assets                                         (.59%)          (.03%)         N/A           N/A            N/A

                                                                                     CLASS C SHARES
                                                                                   YEAR ENDED MAY 31,
                                                           2004            2003          2002          2001           2000
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period                  $  1.00         $  1.00       $  1.00       $  1.00        $  1.00
                                                          -------         -------       -------       -------        -------
Net Investment Income                                         -0-(e)          -0-(e)        .01           .05            .04
Less Distributions from Net
  Investment Income                                           -0-(e)          -0-(e)        .01           .05            .04
                                                          -------         -------       -------       -------        -------
Net Asset Value, End of the Period                        $  1.00         $  1.00       $  1.00       $  1.00        $  1.00
                                                          =======         =======       =======       =======        =======
Total Return                                                 0.29%(d)(g)     0.17%(d)      1.23%(d)      4.57%(d)*      4.14%(d)
Net Assets at End of the Period
  (In millions)                                           $  51.9         $  56.2       $  50.7       $  63.0        $  54.7
Ratio of Expenses to Average Net
  Assets**(a)                                                 .89%(g)        1.41%         1.60%         1.69%          1.57%
Ratio of Net Investment Income to
  Average Net Assets**                                        .20%(g)         .17%(f)      1.29%         4.40%          3.96%

** If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (a)                  1.54%(g)        1.57%          N/A           N/A            N/A
Ratio of Net Investment Income to
  Average Net Assets                                         (.44%)(g)        .01%(f)       N/A           N/A            N/A

* IF CERTAIN LOSSES HAD NOT BEEN ASSUMED BY THE ADVISER, TOTAL RETURN WOULD HAVE BEEN LOWER BY LESS THAN .01%.
(a) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE YEAR ENDED MAY 31, 2003.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO .15% AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 4%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN THE FIRST AND SECOND YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO .90% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(d) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO .90% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(e)  AMOUNT IS LESS THAN $.01.
(f) CERTAIN NON-RECURRING PAYMENTS WERE MADE TO CLASS C SHARES, RESULTING IN AN INCREASE TO THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF .05%.
(g) THE TOTAL RETURN, RATIO OF EXPENSES TO AVERAGE NET ASSETS AND RATIO OF NET INCOME/LOSS TO AVERAGE NET ASSETS REFLECT THE REFUND OF CERTAIN 12b-1 FEES DURING THE PERIOD.
N/A = NOT APPLICABLE

FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  -  Call your broker
  -  WEB SITE
     www.vankampen.com
  -  FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
  -  WEB SITE
     www.vankampen.com
  -  FUNDINFO(R)
     Automated Telephone System 800-847-2424
  -  VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
  -  For shareholder and dealer inquiries through TDD, call 800-421-2835

VAN KAMPEN RESERVE FUND
1221 Avenue of the Americas
New York, New York 10020

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Reserve Fund

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, Massachusetts 02110-1713
Attn: Van Kampen Reserve Fund

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

VAN KAMPEN RESERVE FUND

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                               SEPTEMBER 30, 2004

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

The Fund's Investment Company
Act File No. is 811-2482                                            RES PRO 9/04
                                                                     65138PRO-00